NATIONWIDE

VLI SEPARATE

ACCOUNT

Annual Report

To

Policyholders

December 31, 2021

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide VLI Separate Account:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide VLI Separate Account (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year listed in the Appendix and changes in contract owners’ equity for the years listed in the Appendix, and the related notes including the financial highlights in Note 8 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year listed in the Appendix and the changes in its contract owners’ equity for the years listed in the Appendix, and the financial highlights for each of the years in Note 8, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/    KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 4, 2022

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

3

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2021

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
ACEG	160,457	$10,663,336	$14,221,314	$-	$14,221,314	$24	$14,221,290
IVGS1	580,234	6,817,200	6,661,083	20	6,661,103	-	6,661,103
MSVRE	83,512	1,647,453	1,960,027	80	1,960,107	-	1,960,107
SAM4	2,388,927	2,388,927	2,388,927	-	2,388,927	41	2,388,886

Total (unaudited)			$25,231,351	$100	$25,231,451	$65	$25,231,386

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no policyholders were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	Total (unaudited)	ACEG	IVGS1	MSVRE	SAM4
Reinvested dividends	$204,670	-	170,061	34,609	-
Mortality and expense risk charges (note 3)	(130,537)	(73,576)	(35,889)	(8,422)	(12,650)

Net investment income (loss)	74,133	(73,576)	134,172	26,187	(12,650)

Realized gain (loss) on investments	1,024,660	1,008,041	4,094	12,525	-
Change in unrealized gain (loss) on investments	(878,782)	(1,054,559)	(337,649)	513,426	-

Net gain (loss) on investments	145,878	(46,518)	(333,555)	525,951	-

Reinvested capital gains	1,709,873	1,709,873	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$1,929,884	1,589,779	(199,383)	552,138	(12,650)

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	Total (unaudited)		ACEG		IVGS1		MSVRE
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$74,133	121,797	(73,576)	(50,860)	134,172	146,351	26,187	33,538
Realized gain (loss) on investments	1,024,660	1,245,801	1,008,041	1,214,275	4,094	28,721	12,525	2,805
Change in unrealized gain (loss) on investments	(878,782)	1,722,723	(1,054,559)	1,867,168	(337,649)	266,157	513,426	(410,602)
Reinvested capital gains	1,709,873	896,070	1,709,873	855,441	-	-	-	40,629

Net increase (decrease) in contract owners’ equity resulting from operations	1,929,884	3,986,391	1,589,779	3,886,024	(199,383)	441,229	552,138	(333,630)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	37,834	38,013	239	7,999	19,726	10,335	403	477
Transfers between funds	-	-	47,529	(50,511)	4,136	(65,095)	12,774	-
Surrenders (notes 2, 3, 4, 5 and 6)	(2,270,883)	(3,598,138)	(1,238,279)	(2,377,002)	(677,131)	(873,303)	(48,190)	(127,767)
Adjustments to maintain reserves	(19,752)	4,231	(17,079)	4,966	1	(2)	(2,634)	(632)

Net equity transactions	(2,252,801)	(3,555,894)	(1,207,590)	(2,414,548)	(653,268)	(928,065)	(37,647)	(127,922)

Net change in contract owners’ equity	(322,917)	430,497	382,189	1,471,476	(852,651)	(486,836)	514,491	(461,552)
Contract owners’ equity at beginning of period	25,554,303	25,123,806	13,839,101	12,367,625	7,513,754	8,000,590	1,445,616	1,907,168

Contract owners’ equity at end of period	$25,231,386	25,554,303	14,221,290	13,839,101	6,661,103	7,513,754	1,960,107	1,445,616

CHANGE IN UNITS:
Beginning units	1,012,483	1,128,127	109,835	139,031	605,018	681,217	17,217	18,792
Units purchased	28,023	43,570	1,344	1,964	8,699	13,061	517	327
Units surrendered	(126,532)	(159,214)	(9,838)	(31,160)	(62,163)	(89,260)	(952)	(1,902)

Ending units	913,974	1,012,483	101,341	109,835	551,554	605,018	16,782	17,217

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	SAM4
	2021	2020
Investment activity*:
Net investment income (loss)	$(12,650)	(7,232)
Realized gain (loss) on investments	-	-
Change in unrealized gain (loss) on investments	-	-
Reinvested capital gains	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(12,650)	(7,232)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	17,466	19,202
Transfers between funds	(64,439)	115,606
Surrenders (notes 2, 3, 4, 5 and 6)	(307,283)	(220,066)
Adjustments to maintain reserves	(40)	(101)

Net equity transactions	(354,296)	(85,359)

Net change in contract owners’ equity	(366,946)	(92,591)
Contract owners’ equity at beginning of period	2,755,832	2,848,423

Contract owners’ equity at end of period	$2,388,886	2,755,832

CHANGE IN UNITS:
Beginning units	280,413	289,087
Units purchased	17,463	28,218
Units surrendered	(53,579)	(36,892)

Ending units	244,297	280,413

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers Single Premium, Multiple Payment and Flexible Premium variable life insurance policies through the Separate Account.

(b) The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus.

With certain exceptions, policyholders may invest in any of the following:

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)*

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

*	At December 31, 2021, policyholders were not invested in this fund.

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only policyholders’ purchase payments pertaining to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

There were no subaccounts with inception or liquidation dates for each of the years in the two-year period ended December 31, 2021.

There were no underlying mutual fund mergers for each of the years in the two-year period ending December 31, 2021.

There were no subaccount name changes for the one-year period ended December 31, 2021.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2021 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the policyholder upon termination or withdrawal.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) COVID-19

Equity and financial markets have experienced significant volatility and interest rates have experienced significant declines primarily driven by the COVID-19 pandemic. These conditions have and may continue to impact the Company’s operations and financial condition. The extent to which the COVID-19 pandemic may impact the Company’s operations and financial condition will depend on future developments which are evolving and uncertain.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were available to be issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a surrender of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Mortality and Expense Risk Charge (includes any Administrative Expense Charges) - assessed through a surrender of units	Equal, on an annual basis, to 0.50% - 1.60% of the daily value of the assets invested in each fund
Sales Charge - assessed through a deduction from premium payments	1.5% - 3.5% of each premium paid
Premium Tax Charge - assessed through a deduction from premium payments	2.5% - 3.5% of each premium payment
Cost of Insurance Charges (including any flat extra charge) - assessed through a surrender of units	Varies widely based on the underwriting characteristics of the insured
Administrative Charge - assessed through a surrender of units	$5 - $25 per policy, per month
Increase Charge	$2.04 per $1,000 of specified amount increase
Surrender Charge - assessed through a surrender of units	$0.00 - $27.94 per $1,000 of a policy’s specified amount; for single premium policies 0.0% - 8.5% of premium
Policy Loan Interest Charge - assessed through a surrender of units	6% of an outstanding policy loan
Partial Surrender Fees - assessed through a surrender of units	$0.00 - $25.00 per request

For the years ended December 31, 2021 and 2020, total front-end sales charge deductions were $0 and $0, respectively and were recognized as part of purchase payments on the Statements of Changes in Contract Owners’ Equity.

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk. Asset charges are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

For single premium policies issued on or after April 16, 1990, the Asset Charges include mortality and expense risk, administrative expense and premium expense charges. These charges are equal to an annual rate of 1.30% during the first ten policy years, with a guaranteed maximum 1.60%, and 1.00%, with a guaranteed maximum of 1.30% thereafter (Reduced Fee). For multiple payment policies, the mortality and expense risk charge is equal to an annual rate of 0.80%. For flexible premium policies, the mortality and expense risk charge is equal to an annual rate of 0.80% decreasing to 0.50% starting on the 10th policy anniversary, if the cash surrender value is $25,000 or more. The above charges are assessed through a reduction in the unit value.

(4) Death Benefits

Death benefit proceeds result in a surrender of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account. Death benefits are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(5) Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow up to 90% (50% during the first year of single premium policies) of a policy’s cash surrender value. For single premium policies issued on or after April 16, 1990, multiple payment policies and flexible premium policies, the loan interest rate is 6.0% per year. At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

Loan repayments result in a transfer of collateral including interest credited back to the Separate Account. Policy loans (net of repayments) are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the policyholder executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Separate Account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the policyholder, also result in transfers between the Separate Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements. For the years ended December 31, 2021 and 2020, total transfers to the Separate Account from the fixed account were $1,158,943 and $995,703, respectively, and total transfers from the Separate Account to the fixed account were $510,440 and $404,666, respectively.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$25,231,351	$-	$-	$25,231,351

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2021 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ACEG	$2,351,202	$1,905,417
IVGS1	227,335	746,431
MSVRE	61,850	70,675
SAM4	134,778	501,683

	$2,775,165	$3,224,206

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(8) Financial Highlights

The Company offers several variable life products through the Separate Account that have unique combinations of features and fees that are assessed to the policyholder. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life insurance policies as of December 31, 2021, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2021. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)
2021	0.50%			101,341	$140.33			$14,221,290	0.00%	11.37%
2020	0.50%	to	0.95%	109,835	126.01	to	112.77	13,839,101	0.07%	41.64%
2019	0.50%	to	1.00%	139,031	88.96	to	15.08	12,367,625	0.00%	36.07%	to	35.40%
2018	0.50%	to	1.00%	151,315	65.38	to	11.13	9,891,909	0.00%	-4.11%	to	-4.59%
2017	0.50%	to	1.00%	146,942	68.18	to	11.67	10,017,141	0.08%	26.71%	to	26.08%
Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)
2021	0.50%			551,554	12.08			6,661,103	2.37%	-2.75%
2020	0.50%			605,018	12.42			7,513,754	2.38%	5.74%
2019	0.50%	to	1.00%	681,217	11.74	to	11.25	8,000,590	2.50%	5.54%	to	5.02%
2018	0.50%	to	1.00%	741,875	11.13	to	10.71	8,255,154	2.15%	0.05%	to	-0.45%
2017	0.50%	to	1.00%	806,977	11.12	to	10.76	8,974,623	2.07%	1.45%	to	0.94%
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
2021	0.50%			16,782	116.80			1,960,107	2.06%	39.10%
2020	0.50%			17,217	83.96			1,445,616	2.79%	-17.27%
2019	0.50%			18,792	101.49			1,907,168	1.84%	18.35%
2018	0.50%			20,285	85.76			1,739,564	2.30%	-8.18%
2017	0.50%			30,922	93.39			2,887,922	1.50%	2.60%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)
2021	0.50%			244,297	9.78			2,388,886	0.00%	-0.50%
2020	0.50%			280,413	9.83			2,755,832	0.24%	-0.26%
2019	0.50%	to	1.00%	289,087	9.85	to	9.37	2,848,423	1.77%	1.27%	to	0.76%
2018	0.50%	to	1.00%	314,121	9.73	to	9.29	3,056,136	1.38%	0.88%	to	0.37%
2017	0.50%	to	1.00%	324,928	9.64	to	9.26	3,133,649	0.42%	-0.08%	to	-0.58%

*

This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the policyholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.